Exhibit 10.11 - Assignment, Assumption and Consent Agreement

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT ("Agreement") is made and entered into this 11 day of September, 1998 by and between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Global"), MICHAEL I. RUXIN, M.D., an individual ("Ruxin"), FRONTEER CAPITAL, INC., a Delaware corporation ("Capital"), and FRONTEER DEVELOPMENT FINANCE, INC., a Delaware corporation ("Development").

WHEREAS, Global and Capital entered into that certain Loan Agreement dated August 12, 1998 ("Loan Agreement") whereby Capital agreed, subject to certain terms, provisions and conditions, among other things, to make available to Global a loan in the maximum principal balance of $1,650,000.00 pursuant to one or more Promissory Notes ("Notes") from Global to Capital;

WHEREAS, the obligations of Global to Capital under the Loan Agreement and Notes are guaranteed by Ruxin pursuant to that certain Personal Guaranty dated August 12, 1998 ("Guaranty");

WHEREAS, Capital desires to assign and Development desires to assume all of the rights, duties and obligations under the Loan Agreement, Notes and Guaranty;

WHEREAS, Global and Ruxin desire to consent to the assignment of Capital's rights, duties and obligations to Development under the Loan Agreement, Notes and Guaranty; and

WHEREAS, capitalized terms not defined in this Assignment, Assumption and Guaranty Agreement which are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement.

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment. For value received, Capital hereby assigns, transfers and conveys to Development all of Capital's rights, duties and obligations under the Loan Agreement, Notes and Guaranty.

     2. Assumption. Development hereby agrees to assume and be bound by and perform all covenants, conditions, obligations and duties of Capital under the Loan Agreement, including, but not limited to, funding the loan evidenced by the Loan Agreement and Notes.

     3. Consent. Global and Ruxin hereby consent to the assignment of Capital's rights, duties and obligations under the Loan Agreement, Notes and Guaranty to Development, agree to look solely to Development for all covenants, conditions, obligations and duties of Capital under said agreements and instruments and shall treat Development as the Lender under the Loan Agreement, the Holder under the Notes, and the Beneficiary under the Guaranty for all purposes as if Developer was an original party to such agreements and instruments in such capacities.


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     4. Release. The parties hereto agree that Capital hereby forever waives all of its rights under the Loan Agreement, Notes and Guaranty and is therefore forever released from any further duty or obligation under the Loan Agreement. The parties hereto further agree that Development, as Lender under the Loan Agreement, as modified, shall be subject to all of the duties and obligations as Lender under the Loan Agreement, as modified, and therefore shall enjoy all of the rights of Lender under the Loan Agreement, Notes and Guaranty, as modified.

     5. Warrant. The parties hereto agree that the warrant granted to Capital, effective April 20, 1998, shall remain the property of Capital.

     6. Confirmation of Terms of Loan Agreement. In all other respects, the Loan Agreement and Guaranty, described above, shall remain unaffected, unchanged and unimpaired by reason of this Agreement. All Notes assigned by Global under the Loan Agreement shall be modified to comply with the terms of this Agreement.


     Executed as of the day and year first above written.


                                        FRONTEER CAPITAL, INC.,
                                        a Delaware corporation

                                        By:     /s/ Fai H. Chan
                                            ------------------------------------
                                        Its:     Chairman and Managing Director


                                        FRONTEER DEVELOPMENT FINANCE, INC.,
                                        a Delaware corporation

                                        By:     /s/ Gary L. Cook
                                            ------------------------------------
                                        Its:     Treasurer


                                        GLOBAL MED TECHNOLOGIES, INC.,
                                        a Colorado corporation


                                        By:     /s/ Dr. Michael I. Ruxin
                                            ------------------------------------
                                        Its:     Chief Executive Officer


                                        Dr. Michael I. Ruxin
                                        ----------------------------------------
                                        Michael I. Ruxin, M.D., individually